UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  November 13, 2010

CHINA AGRITECH, INC.

 (Exact name of registrant as specified in its charter)

Delaware	001-34458	75-2955368
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

Room 3F No. 11 Building, Zhonghong International Business Garden
Future Business Center,
Chaoyang North Road, Chaoyang District, Beijing, China 100024
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (86) 10-59621278

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Change in Registrant’s Certifying Accountant.

On November 13, 2010, China Agritech, Inc. (the “Company”) dismissed its independent registered public accounting firm Crowe Horwath LLP (“Crowe”) as its principal accountant.  The dismissal was approved by the Company’s Audit Committee on November 13, 2010.

There were no disagreements between the Company and Crowe on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, from the time of Crowe’s engagement up to the date of dismissal which disagreements that, if not resolved to Crowe’s satisfaction, would have caused Crowe to make reference to the subject matter of the disagreement in connection with its report issued in connection with the audit of the Company’s financial statements.  None of the reportable events described under Item 304(a)(1)(v)(A)-(D) of Regulation S-K occurred within the fiscal years of the Company ended December 31, 2008 and December 31, 2009 and subsequently up to the date of dismissal.  The audit report of Crowe on the financial statements of the Company for such years did not contain any adverse opinion or disclaimer of opinion, and the audit reports issued for such years were not qualified or modified as to uncertainty, audit scope or accounting principles.

A letter from Crowe addressed to the Securities and Exchange Commission stating that it concurs with the statements made by the Company with respect to Crowe in this Current Report on Form 8-K is furnished herewith as Exhibit 16.1.

The Company appointed Ernst & Young Hua Ming (“E&Y”) as its new independent registered public accounting firm effective as of November 13, 2010 as approved by the Company’s Audit Committee.  Prior to November 13, 2010, the Company did not consult with E&Y regarding (1) the application of accounting principles to a specified transaction, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) the provision of written or oral advice that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issues, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

Description
16.1	Letter from Crowe Horwath LLP dated November 16, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA AGRITECH, INC.

Date: November 15, 2010	/s/ Yu Chang
Yu Chang
Chief Executive Officer